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                                                                    EXHIBIT 10.5



                    NORTH AMERICAN TECHNOLOGIES GROUP, INC.
                   AMENDMENT NO. 2 TO STOCKHOLDERS' AGREEMENT


         This Amendment No. 2 to Stockholders' Agreement (this "Amendment") is made and entered into by and among North American Technologies Group, Inc., a Delaware corporation (the "Company"), the Management Stockholders holding at least a majority of the outstanding shares of Common Stock held by the Management Stockholders (the "Sufficient Management Holders") and the Investors holding at least a majority of the outstanding shares of Common Stock, Cumulative Convertible Preferred Stock, Series F and Warrants (counted on an as-converted into Common Stock basis) held by the Investors (the "Sufficient Investor Holders"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Stockholders' Agreement dated as of April 5, 1996, as amended by Amendment No. 1 to the Stockholders' Agreement (the "Agreement").

                                  WITNESSETH:

         WHEREAS, Section 12 of the Agreement allows the Agreement to be amended by a writing signed by the Company, the Sufficient Management Holders and the Sufficient Investor Holders;

         WHEREAS, in connection with the designation and sale of the Company's Convertible Cumulative Preferred Stock, Series G (the "Series G Shares"), the parties deem it advisable to amend certain provisions of the Agreement; and

         WHEREAS, the parties hereto acknowledge that, but for their willingness to enter into this Amendment, the sale of the Series G Shares would not occur and that this Amendment is a condition to the occurrence of the issuance of the Series G Shares.

         NOW, THEREFORE, for and in consideration of the premises and the mutual agreements and convenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. ADDITIONAL PARTIES. The persons identified on Exhibit 1 hereto, and such Additional Investors, as such term is defined in the Stock Purchase Agreement dated as of March 31, 1997 by and between the Company and the other signatories thereto, shall be parties to the Agreement and shall be included within the definition of "Investors."

         2. AMENDMENT TO RECITAL A. Recital A of the Agreement is hereby deleted and is amended to read in its entirety as follows:

                 "A.      Each of the Stockholders is now or may hereafter be
                 the owner of shares of the Company's Common Stock, $.001 par value per share (the "Common Stock"), Series F Preferred Stock, $.001 par value per share, Series G Preferred Stock, $.001 par value per share (collectively the "Preferred Stock"), and/or Warrants (as defined herein).
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         3.      AMENDMENT TO RECITAL B.  Recital B of the Agreement is hereby deleted and is amended to read in its entirety as follows:

                 "B.      The Investors and the Company are parties to (i) that
                 certain Stock and Warrant Purchase Agreement, dated as of April 5, 1996 (the "Purchase Agreement"); and/or (ii) that certain Stock Purchase Agreement, dated as of March 31, 1997 (the "Series G Purchase Agreement")."

         4. AMENDMENT TO SECTION 4(a). Section 4(a) of the Agreement is hereby deleted and is amended to read in its entirety as follows:

                 "(a)     Investor Nominees.  For so long as the Investors and
                 the Investors' Permitted Transferees or Permitted Assignees own any shares of Preferred Stock, the Company agrees to nominate to, and the Management Stockholders and their Permitted Transferees agree to use their best efforts to cause to be elected to, the Company's Board of Directors, such designees as are provided for in Section 4.11 of the Series G Purchase Agreement."

         5. EFFECTIVE DATE. The terms of this Amendment shall be effective as of March 31, 1997.

         6. COUNTERPARTS. This Amendment may be signed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which such counterparts shall together constitute one and the same instrument.

         7. NO OTHER CHANGE. Except as provided for herein, the Agreement shall remain unchanged.
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         IN WITNESS WHEREOF, this Amendment No. 2 to Stockholders' Agreement has been duly executed by the undersigned as of this 31st day of March, 1997.



                                        THE COMPANY:

                                        NORTH AMERICAN TECHNOLOGIES
                                        GROUP, INC.


                                        By: /s/ Authorized Officer
                                            ------------------------------------





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                                        SUFFICIENT MANAGEMENT HOLDERS:


                                        /s/ Tim B. Tarrillion
                                        ----------------------------------------
                                        Name:  Tim B. Tarrillion


                                        /s/ Judith Knight Shields
                                        ----------------------------------------
                                        Name:  Judith Knight Shields


                                        /s/ David M. Daniels
                                        ----------------------------------------
                                        Name:  David M. Daniels


                                        /s/ Donovan W. Boyd
                                        ----------------------------------------
                                        Name:  Donovan W. Boyd





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                                        SUFFICIENT INVESTOR HOLDERS:

                                        NATIONSBANC CAPITAL CORPORATION,
                                        a Texas corporation


                                        By: /s/ Douglas C. Williamson
                                            ------------------------------------
                                            Name:  Douglas C. Williamson
                                            Title: Senior Vice President





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                                        R. CHANEY & PARTNERS - 1993 L.P.

                                        By: R. Chaney & Co., Inc.


                                        By: /s/ Robert H. Chaney
                                            ------------------------------------
                                            Robert H. Chaney, President & CEO





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                                        THE CCG CHARITABLE REMAINDER
                                        UNITRUST #1

                                        By: CCG Venture Partners, LLC


                                        By: /s/ Mark E. Leyerle, Manager
                                            ------------------------------------
                                            Mark E. Leyerle, Manager





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                                        HARRISON INTERESTS, LTD.


                                        By: /s/ Ed Knight
                                            ------------------------------------
                                            Ed Knight, Attorney-in-Fact





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                                        ROBERT L. ZINN


                                        /s/ Robert L. Zinn
                                        ----------------------------------------
                                        Robert L. Zinn





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                                        ESTATE OF WILLIAM G. HELIS,
                                        A LOUISIANA PARTNERSHIP


                                        By: /s/ David A. Kerstein
                                            ------------------------------------
                                            David A. Kerstein, General Agent





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                                        PECAUT CAPITAL INVESTORS, L.P.


                                        By: /s/ Daniel Pecaut
                                            ------------------------------------
                                            Daniel Pecaut, General Partner





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                                        PECAUT PARTNERS, A LIMITED PARTNERSHIP


                                        By: /s/ Daniel Pecaut
                                            -----------------------------------
                                            Daniel Pecaut, General Partner





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                                        THE ROSER PARTNERSHIP II, LTD.

                                        By: Christopher W. Roser,
                                            member of the General Partner,
                                            Roser Ventures, LLC


                                        /s/ Christopher W. Roser
                                        ----------------------------------------
                                        Christopher W. Roser





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                                        KATHERINE S. EVANS


                                        By: /s/ Christopher W. Roser
                                            ------------------------------------
                                            Christopher W. Roser
                                            Attorney-in Fact





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                                        THE PARADE FUND


                                        By: /s/ E. J. Crawford, III
                                            ------------------------------------
                                            Name:  E. J. Crawford, III
                                            Title: Managing Partner





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                                        ROBERT D. GREENLEE


                                        By: /s/ Robert D. Greenlee
                                            ------------------------------------
                                            Robert D. Greenlee





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                                        NATALIE Z. HAAR


                                        /s/ Robert L. Zinn
                                        ----------------------------------------
                                        Robert L. Zinn, Attorney and
                                        Agent-in-Fact for Natalie Z. Haar